Summary Prospectus March 23, 2015
Virtus Essential Resources Fund
A: VERAX	C: VERCX	I: VERIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated March 23, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 220 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 111 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	None
Other Expenses(b)	1.00%	1.00%	1.00%
Total Annual Fund Operating Expenses	2.35%	3.10%	2.10%
Less: Expense Reimbursement(c)	(0.70%)	(0.70%)	(0.70%)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.65%	2.40%	1.40%

(a)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)
  Estimated for current fiscal year, as annualized.
(c)
  The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.65% for Class A Shares, 2.40% for Class C Shares and 1.40% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$733	$1,203
Class C	Sold	$343	$891
	Held	$243	$891
Class I	Sold or Held	$143	$590

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. As of the date of this prospectus, the fund has not commenced operations; therefore, portfolio turnover information for the fund is not shown here.

Investments, Risks and Performance
Principal Investment Strategies
Long-term investment return opportunities are being driven by the need to provide solutions to meet the world's growing need for water, food and energy. The fund focuses on capital appreciation by identifying companies providing solutions to the supply/demand imbalances in each of these themes (water, food, energy) and constructing a portfolio across specific areas of the global natural resource spectrum. Under normal circumstances, the fund will invest at least 80% of its assets in “essential resources” securities. As of the date of this prospectus, the subadviser considers “essential resources” securities to be securities of companies with business operations in or related to activities in one or more of the themes of water, energy solutions and agribusiness, as more fully described below.
The investment strategy begins with the identification of a universe of 140 to 270 stocks for each of the three themes. Each theme is broken down into different sectors. Water: water infrastructure, water technology, water and water waste utilities; Energy Solutions: renewable energy, utilities, energy efficiency; Agribusiness: infrastructure and processing, farmers and producers, raw materials and/or resources (i.e. seeds, fertilizers). Stock selection and sector allocation is an interactive process employing bottom-up fundamental analysis while taking into account top-down influences on individual companies and sectors.
In evaluating stocks, the subadviser applies a rigorous fundamental analysis such as the evaluation of the financials and management quality of a company, analysis of the demand/supply gap and barriers to entry within the continuum of discovery, gathering, production, transportation or consumption of resources or products where the company operates, and analysis of the impact of regulation on a company's operations. Final stock and sector weights are determined based on the bottom up views on the stocks' fundamentals along with top down views of factors impacting the sector.
The assets of the fund will be tactically allocated across the three themes, and the weight assigned to each theme will be determined by the subadviser's medium-term view of the relative return potential of one theme versus the others.
The fund may invest in equity securities of issuers of any capitalization located throughout the world, including countries considered to be developed and in emerging markets.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
  Currency Rate Risk.  The risk that fluctuations in the exchange rates between currencies may negatively affect the value of the fund’s shares.
>
  Emerging Market Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Foreign Investing Risks.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
>
  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Natural Resources Risk.  The risk that the fund’s investments in natural resources industries will be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and other governmental regulations.
>
  New Fund Risk.  The risk that the fund may not grow to an economically viable size, in which case the fund may cease operations and investors may be required to liquidate or transfer their investments at an inopportune time.
>
  Small and Medium Market Capitalization Risk.  The risk that the fund's investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
Performance Information
The fund has not had a full calendar year of operations; therefore, performance information is not shown here.
Updated performance information is available at virtus.com or by calling 800-243-1574.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kleinwort Benson Investors International, Ltd. (“KBII”).

Portfolio Management
>
  Andros Florides,  Portfolio Manager at KBII. Mr. Florides has served as a Portfolio Manager of the fund since inception March 2015.
>
  Colm O'Connor,  Portfolio Manager at KBII. Mr. O'Connor has served as a Portfolio Manager of the fund since inception in March 2015.
>
  Noel O'Halloran,  Chief Investment Officer and Portfolio Manager at KBII. Mr. O'Halloran has served as a Portfolio Manager of the fund since inception in March 2015.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
  $2,500, generally
•
  $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts
•
  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans
Minimum additional investments applicable to Class A and Class C Shares:
•
  $100, generally
•
  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074

8568	3-15